Exhibit 99.2

LETTER OF TRANSMITTAL

XM SATELLITE RADIO INC.

XM SATELLITE RADIO HOLDINGS INC.

XM EQUIPMENT LEASING LLC

XM RADIO INC.

Offer To Exchange XM Satellite Radio Inc.’s

Senior Floating Rate Notes due 2013

Guaranteed by XM Satellite Radio Holdings Inc., XM Equipment Leasing LLC and XM Radio Inc.

That Have Been Registered Under the Securities Act of 1933

For Any and All of XM Satellite Radio Inc.’s

Senior Floating Rate Notes due 2013

Guaranteed by XM Satellite Radio Holdings Inc., XM Equipment Leasing LLC and XM Radio Inc.

Pursuant to the Prospectus Dated                     , 2006

The Exchange Offer and withdrawal rights will expire at 5:00 P.M., New York City time, on , 2006, unless the Exchange Offer is extended.

The Exchange Agent for the Exchange Offer is:

The Bank of New York

By Mail:	By Facsimile:
The Bank of New York 101 Barclay Street – 8 West New York, NY 10286 Attention: Corporate Trust Administration	The Bank of New York 101 Barclay Street – 8 West New York, NY 10286 Attention: Corporate Trust Administration Fax Number: (212) 815-3272

Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of this Letter of Transmittal via facsimile to a number other than as set forth above does not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

This Letter of Transmittal is to be completed by holders of Outstanding Notes (as defined below) either if Outstanding Notes are to be forwarded herewith or if tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the “Exchange Agent”) at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer — Procedures for Tendering Outstanding Notes” in the Prospectus.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

Note Signatures must be provided below.

Please read the accompanying instructions carefully.

Please list below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, please list the certificate numbers and aggregate principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal.

Description of Notes Tendered

Name(s) and Address(es) of Registered Holder(s), exactly as name(s) appear(s) on Certificate(s) (please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Outstanding Notes Delivered	Aggregate Principal Amount of Outstanding Notes Tendered for Exchange**

*	Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.
**	Need not be completed if tendering for exchange all Outstanding Notes delivered to the Exchange Agent. All Outstanding Notes delivered shall be deemed tendered unless a lesser number is specified in this column. The minimum permitted tender is $1,000 in principal amount of Outstanding Notes. All other tenders must be in integral multiples of $1,000 of principal amount.

TENDER OF OUTSTANDING NOTES

☐	Check here if tendered Outstanding Notes are enclosed herewith.

☐	Check here if tendered Outstanding Notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent at DTC and complete the following:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

☐	Check here if tendered Outstanding Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously delivered to the Exchange Agent. In such case, please enclose a photocopy of the Notice of Guaranteed Delivery and complete the following:

Name of Registered Note Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

☐	Check here if you are a broker-dealer who acquired the Outstanding Notes for its own account as a result of market making or other trading activities (a “Participating Broker-Dealer”) and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto. In such case, please complete the following:

Name:

Address:

Area Code and Telephone Number:

Contact Person:

Ladies and Gentlemen:

The undersigned hereby tenders to XM Satellite Radio Inc., a Delaware corporation (the “Company”), the above described aggregate principal amount of the Company’s Senior Floating Rate Notes due 2013 Guaranteed by XM Satellite Radio Holdings Inc., XM Equipment Leasing LLC and XM Radio Inc. (the “Outstanding Notes”) in exchange for a like aggregate principal amount of the Company’s Senior Floating Rate Notes due 2013 Guaranteed by XM Satellite Radio Holdings Inc., XM Equipment Leasing LLC and XM Radio Inc. (the “Exchange Notes”) which have been registered under the Securities Act of 1933 (the “Securities Act”), upon the terms and subject to the conditions set forth in the Prospectus dated                     , 2006 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”).

Subject to and effective upon the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Outstanding Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to be issued in exchange for such Outstanding Notes, (ii) present Certificates for such Outstanding Notes for transfer, and to transfer the Outstanding Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned hereby represent(s) and warrant(s) that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Outstanding Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered hereby, and the undersigned will comply with its obligations under the registration rights agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

The name(s) and address(es) of the registered holder(s) of the Outstanding Notes tendered hereby should be printed on page 2, if they are not already set forth there, as they appear on the Certificates (or, in the case of book-entry securities, on the relevant security position listing) representing such Outstanding Notes. The Certificate number(s) and the Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes on page 2.

If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reasons, or if Certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to the appropriate account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in “The Exchange Offer — Procedures for Tendering Outstanding Notes” in the Prospectus and in the instructions hereto will, upon the Company’s acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Outstanding Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Outstanding Notes not tendered or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Outstanding Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby directs that Exchange Notes be delivered to the undersigned at the address shown below the undersigned’s signature.

By tendering Outstanding Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (i) the undersigned is not an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business, and (iii) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer. By tendering Outstanding Notes pursuant to the Exchange Offer and executing this Letter of Transmittal, a holder of Outstanding Notes that is a Broker-Dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the “Staff”) to third parties, that (a) such Outstanding Notes held by the Broker-Dealer are held only as a nominee, or (b) such Outstanding Notes were acquired by such Broker-Dealer for its own account as a result of market-making activities or other trading activities and it will deliver a Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any sale of such Exchange Notes, provided that, by so acknowledging and by delivering a Prospectus, such Broker-Dealer will not be deemed to admit that it is an “Underwriter” within the meaning of the Securities Act.

The Company has agreed that, subject to the provisions of its registration rights agreement with the initial purchaser of the Outstanding Notes (the “Registration Rights Agreement”), the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating Broker-Dealer (as defined below) in connection with resales of the Exchange Notes received in exchange for Outstanding Notes where such Outstanding Notes were acquired by such participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending one year after the Expiration Date (subject to extension under certain limited circumstances) or, if earlier, when all such Exchange Notes have been disposed of by such participating Broker-Dealer. In that regard, each Broker-Dealer who acquired Outstanding Notes for its own account as a result of market-making or other trading activities (a “Participating Broker-Dealer”), by tendering such Outstanding Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the one-year period referred to above during which participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

Holders of Outstanding Notes whose Outstanding Notes are accepted for exchange will receive, in cash, accrued interest thereon to, but not including, the date of issuance of the Exchange Notes. Such interest will be paid with the first interest payment on the Exchange Notes. Interest on the Outstanding Notes accepted for exchange will cease to accrue upon issuance of the Exchange Notes. Interest on the Exchange Notes is payable quarterly on each May 1, August 1, November 1 and February 1 of each year.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

Please be advised that the Company is registering the Exchange Notes in reliance on the position of the Staff enunciated in Exxon Capital Holdings Corp. (available May 13, 1988) and Morgan Stanley & Co. Incorporated (available June 5, 1991). The Company has not entered into any arrangement or understanding with any person to distribute the Exchange Notes to be received in the Exchange Offer and, to the best of its information and belief, each person participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes to be received in the Exchange Offer. In this regard, the undersigned is aware that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes to be acquired in the Exchange Offer, the undersigned (a) may not rely on the Staff position enunciated in Exxon Capital Holdings Corp. or interpretative letters to similar effect and (b) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction. The undersigned is aware that such a secondary resale transaction by a person participating in the Exchange Offer for the purpose of distributing the Exchange Notes should be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5, and 6)

To be completed ONLY if the Exchange Notes or any Outstanding Notes delivered, but not tendered for exchange are to be sent to someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Issue:  ☐      Exchange Notes and/or

           ☐      Outstanding Notes delivered but not tendered for exchange:

Name(s)

(Please Print)

Address:

(Please Print)

(Please include ZIP code)

Telephone Number with Area Code

Tax ID Number

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5, and 6)

To be completed ONLY if the Exchange Notes or any Outstanding Notes delivered, but not tendered for exchange are to be issued in the name of someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above.

Issue: ☐       Exchange Notes and/or

          ☐       Outstanding Notes delivered but not tendered for exchange:

Name(s)

(Please Print)

Address:

(Please Print)

(Please include ZIP code)

Telephone Number with Area Code

Tax ID Number

HOLDER(S) SIGN HERE

(See Instructions 2, 5 and 6)

(Please Complete Substitute Form W-9 Contained Herein)

(Note: Signatures Must be Guaranteed if Required by Instruction 2)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificates for the Outstanding Notes tendered (or, in the case of book-entry securities, on the relevant security position listing), or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company to comply with the restrictions on transfer applicable to the Outstanding Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer or a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer’s full title. See Instruction 5.

X X (Signature(s) of Holder(s) or Authorized Signatory) Date: , 2006 Name(s): (Please Print) Capacity: Address: (Please include ZIP code) Telephone No. (with area code): Tax ID No.:

GUARANTEE OF SIGNATURES

(See Instruction 2 and 5 below)

Certain Signatures Must be Guaranteed

by an Eligible Instruction

(Authorized Signature)

(Capacity (full title))

(Name of Eligible Institution Guaranteeing Signature)

(Address of Firm — Please include ZIP code)

Telephone No. (with area code) of Firm:

Date:                                                                                    , 2006

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering Outstanding Notes” in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Outstanding Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Procedures for Tendering Outstanding Notes” in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Outstanding Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in “The Exchange Offer — Procedures for Tendering Outstanding Notes” in the Prospectus.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Outstanding Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

The method of delivery of certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent, if delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

(i)	this Consent and Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the relevant security position listing as the owner of the Outstanding Notes) of Outstanding Notes tendered herewith, unless such holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

(ii)	such Outstanding Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. Inadequate Space. If the space provided in the box captioned “Description of Outstanding Notes” is inadequate, the Certificate number(s) and/or the aggregate principal amount of Outstanding Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4. Partial Tenders and Withdrawal Rights. If less than all the Outstanding Notes evidenced by any Certificate submitted are to be tendered, fill in the aggregate principal amount of Outstanding Notes which are to be tendered in the box entitled “Aggregate Principal Amount of Outstanding Notes Tendered for Exchange.” In such case, new Certificates for the remainder of the Outstanding Notes that were evidenced by old Certificates will be sent to the holder of the Outstanding Notes (or such other party as you identify in the box captioned “Special Delivery Instructions”), promptly after the Expiration Date. All Outstanding Notes represented by Certificates delivered to the Exchange Agent or transferred to the Exchange Agent by means of a book-entry transfer will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Outstanding Notes to be withdrawn, the aggregate principal amount of Outstanding Notes to be withdrawn, and (if Certificates for Outstanding Notes have been tendered) the name of the registered holder of the Outstanding Notes as set forth on the Certificate for the Outstanding Notes, if different from that of the person who tendered such Outstanding Notes. If Certificates for the Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Outstanding Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Outstanding Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Outstanding Notes tendered for the account of an Eligible Institution. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering Outstanding Notes,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Outstanding Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Outstanding Notes may not be rescinded. Outstanding Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under “The Exchange Offer — Procedures for Tendering Outstanding Notes.”

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Outstanding Notes which have been tendered but which are withdrawn will be returned to the holder thereof promptly after withdrawal.

5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signatures(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) (or, in the case of book-entry securities, on the relevant security position listing) without alteration, enlargement or any change whatsoever.

If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Outstanding Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons’ authority to so act.

When this Letter of Transmittal is signed by the registered owner(s) of the Outstanding Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Outstanding Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instruction. If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Outstanding Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Outstanding Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The Exchange Offer —Conditions to the Exchange Offer” or any conditions or irregularity in any tender of Outstanding Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Outstanding Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. Questions, Request for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing Outstanding Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

10. Security Transfer Taxes. Holders who tender their Outstanding Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

Important: This Letter of Transmittal (or facsimile thereof) and all other required documents must be received by the Exchange Agent on or prior to the Expiration Date.

IMPORTANT TAX INFORMATION

Under federal income tax law, a holder whose tendered Outstanding Notes are accepted for exchange is required by law to provide the Exchange Agent with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or transferee to a $50.00 penalty. In addition, delivery of such holder’s Exchange Notes may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should furnish their TIN, write “Exempt” on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, W-8ECI, W-9EXP, or W-8IMY, as applicable, signed under penalties of perjury, attesting to that holder’s foreign status. Such forms W-8 can be obtained from the Exchange Agent. See “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instruction.

If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the holder or other transferee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on payments made with respect to Outstanding Notes exchanged in the Exchange Offer, the holder is required to provide the Exchange Agent with either: (i) the holder’s correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder that the holder is no longer subject to back withholding; or (ii) an adequate basis for exemption.

Number to Give the Depository

The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Outstanding Notes. If the Outstanding Notes are held in more than one name or are held not in the name of the actual owner, consult “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Payer’s Name:

SUBSTITUTE Form W-9 Payer’s Request for Taxpayer Identification Number (TIN)	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security number or / / Employer identification number

Part 2 — Certification — Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer Number (or I am waiting for a number to be issued to me) and

(2)  I am not subject to backup withholding because (i) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest of dividends, or (ii) the IRS has notified me that I am no longer subject to backup withholding.

Certificate Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                                                                            Date                                      , 2006

                                Signature

                        Name (please print)

Part 3 — Awaiting TIN ☐

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

You Must Complete the Following Certificate

if you checked the Box in Part 3 of this Substitute Form W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature Date: Name (please print)	Date , 2006